                                                                    EXHIBIT 3.21

                         (Profit Domestic Corporation)

                           ARTICLES OF INCORPORATION

     These Articles of Incorporation are signed by the incorporator(s) for the purpose of forming a profit corporation pursuant to the provisions of Act 284, Public Acts of 1972, as amended, as follows:

                                  ARTICLE I.

     The name of the corporation is   DUO-FORM OF MICHIGAN, INC.
                                     -------------------------------------------

--------------------------------------------------------------------------------

                                  ARTICLE II.

     The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.





                                  ARTICLE III.

     The total authorized capital stock is:

        (Preferred shs.                        Par value $           )
(1)     (               -------------------                ----------)
        (Common shs.           500             Par value $100.00     ) per share
        (               -------------------               ---------- )

                         (Preferred              )
and/or shs. of (2)       (         --------------) no par value, (see part 3 of
                         (Common                 ) instructions)
                         (         --------------)

(3) A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:
             Shares of capital stock of this corporation may be issued by the corporation for such an amount of consideration as may be fixed from time to time by the Board of Directors and may be paid in whole or in part, in money, in other property, tangible or intangible, or in labor actually performed for or services actually rendered to the corporation. The shares of the capital stock of this corporation as originally authorized shall be issued pursuant and subject to Section 1244 of the Internal Revenue Code of 1954, as amended.



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

                                  ARTICLE IV.

     The address of the initial registered office is:

  19 South Third Street,              Niles              Michigan   49120
-------------------------------------------------------,          -------------
    (No. and Street)              (Town or City)                   (Zip Code)

     The mailing address of the initial registered office is (need not be completed unless different from the above address):

  19 South Third Street, P.O. Box 360, Niles             Michigan   49120
-------------------------------------------------------,          --------------
    (No. and Street)              (Town or City)                   (Zip Code)

     The name of the initial resident agent at the registered office is:

     James L. Mollison
--------------------------------------------------------------------------------

                                  ARTICLE V.

     The names(s) and address(es) of the incorporators(s) are as follows:

     Name                                  Residence or Business Address
     ----                                  -----------------------------

  Albert S. Brodhead                      R.R. #1, Dowagiac, Michigan 49047
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Philip Beardslee                        110 S. East Street
--------------------------------------------------------------------------------
                                          Cassopolis, Michigan 49031
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                  ARTICLE VI.

     OPTIONAL (Delete Article VI if not applicable.)

     When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

-------------------------------------------------
SEAL APPEARS ONLY ON ORIGINAL

                                 ARTICLE VII.

     (Here insert any desired additional provisions authorized by the Act)


                  Effective date of corporation - upon filing









I (We), the incorporator(s), sign my (our) name(s) this 21st day of May, 1976
                                                        ----        ---  ----
 /s/ ALBERT S. BRODHEAD
---------------------------------          ----------------------------------
Albert S. Brodhead

/s/ PHILIP BEARDSLEE
---------------------------------          ----------------------------------
Philip Beardslee


---------------------------------          ----------------------------------

---------------------------------          ----------------------------------

---------------------------------          ----------------------------------


                                              (See Instructions on Reverse Side)



-------------------------------------------
SEAL APPEARS ONLY ON ORIGINAL

          (Please do not write in spaces below - for Department use)
--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
     Date Received
----------------------------
       May 25 1976
----------------------------                       FILED
                                      Michigan Department of Commerce
----------------------------
                                               May 27 1976
----------------------------
                                           [SIGNATURE ILLEGIBLE]
----------------------------                     Director

----------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                         INFORMATION AND INSTRUCTIONS
                         ----------------------------
           Articles of Incorporation - Profit Domestic Corporations

1. Article 1 - The corporate name of a domestic profit corporation is required to contain one of the following words or abbreviations: "Corporation", "Company", "Incorporated", "Limited", "Corp.", "Co.", "Inc." or "Ltd."

2. Article II may state, in general terms, the character of the particular business to be carried on. Under section 202(b) of the law, it is a sufficient compliance to state substantially, alone or with specifically enumerated purposes, that the corporation may engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act. The law requires, however, that educational corporations must state their specific purposes.

3. Article III - The law requires the incorporators of a domestic corporation having shares without par value to submit in writing the amount of consideration proposed to be received for each share which shall be allocated to stated capital.

4.  Article V - The law requires one or more incorporators.
    The addresses should include a street number and name (or other designation), in addition to the name of the city and state.

5. The duration of the corporation should be stated in the Articles only if the duration is not perpetual.

6. The Articles must be signed in ink by each incorporator. The names of the incorporators as set out in Article V should correspond with the signatures.

7. One original copy of the Articles is required. A true copy will be prepared by the Corporation and Securities Bureau and returned to the person submitting the Articles for filing.

8. An effective date, not later than 90 days subsequent to the date of filing, may be stated in the Articles of Incorporation.

9,  FEES:  Filing Fee.....................................................$10.00
           Franchise Fee - 1/2 mill one each dollar of authorized capital stock, with a minimum franchise fee of.........................$25.00

10. Mail Articles of Incorporation and fees to:

           Michigan Department of Commerce
           Corporation and Securities Bureau
           Corporation Division
           P.O. Drawer C
           Lansing, Michigan 48904

-------------------------------------
SEAL APPEARS ONLY ON ORIGINAL

CAS-113 (Rev. 2-81)

          (Please do not write in spaces below - for Department use)
--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
                                                               Date Received
                               FILED                       ---------------------
                             OCT 9 1981                         SEP 29 1981
                           Administrator                   ---------------------
                  MICHIGAN DEPARTMENT OF COMMERCE
                  Corporation & Securities Bureau          ---------------------

--------------------------------------------------------------------------------

  CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT

                 For Use by Domestic and Foreign Corporations

                      (See Instructions on Reverse Side)

                -----------------------------------------------
                     INSERT CORPORATION NUMBER     037-815
                -----------------------------------------------

     This certificate is executed in accordance with the provisions of Section 242 of Act 284, Public Acts of 1972, as amended, as follows:
--------------------------------------------------------------------------------
1.  The name of the corporation is      DUO-FORM OF MICHIGAN, INC.
                                   ---------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2. The address of its registered office as currently on file with the Corporation and Securities Bureau is:
    (See Part 2 of instructions on reverse side)

     19 South Third Street              Niles       , Michigan      49120
----------------------------------------------------           -----------------
       (No. and Street)            (Town or City)                 (Zip Code)

    The mailing address of its registered office is: (Need not be completed unless different from the above address, see Part 3 of instructions)

  19 South Third Street, P.O. Box 360,  Niles       , Michigan      49120
----------------------------------------------------           -----------------
       (P.O. Box)                   (Town or City)                (Zip Code)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3. (The following is to be completed if the address of the registered office is changed.)
    The address of the registered office is changed to: (See Part 3 of instructions)

     24 North St. Joseph Avenue         Niles       , Michigan      49120
----------------------------------------------------           -----------------
       (No. and Street)            (Town or City)                 (Zip Code)

    The mailing address of the registered office is changed to: (Need not be completed unless different from the above address, see Part 3 of instructions)

  24 North St. Joseph Avenue            Niles       , Michigan      49120
----------------------------------------------------           -----------------
       (P.O. Box)                   (Town or City)                (Zip Code)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4. The name of the resident agent as currently on file with the Corporation and Securities Bureau is
    (See Part 4 of instructions)       James J. Mollison
--------------------------------------------------------------------------------
5.  (The following is to be completed if the resident agent is changed.)
    The name of the successor resident agent is
                                                ----------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6. The corporation further states that the address of its registered office and the address of the business office of its resident agent, as changed, are identical.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7. The changes designated above were authorized by resolution duly adopted by its board of directors or trustees.
--------------------------------------------------------------------------------
                     Signed this   28th    day of     September      , 19 81 .
                                 ---------        -------------------    ----

                     By   /s/ ALBERT S. BRODHEAD
                        ------------------------------------------------------
                         (Signature of President, Vice-President, Secretary,
                      Assistant Secretary, Chairperson or Vice-Chairperson)

                           Albert S. Brodhead, President
                        ------------------------------------------------------
                                (Type or Print Name and Title)



----------------------------------------
SEAL APPEARS ONLY ON ORIGINAL

CAS-113 (Rev. 2-81)

          (Please do not write in spaces below - for Department use)
--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
                                                               Date Received
                               FILED                       ---------------------
                            MAY 20 1983                         MAY 06 1983
                           Administrator                   ---------------------
                  MICHIGAN DEPARTMENT OF COMMERCE
                  Corporation & Securities Bureau          ---------------------

--------------------------------------------------------------------------------

  CERTIFICATE OF CHANGE OR REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT

                 For Use by Domestic and Foreign Corporations

                      (See Instructions on Reverse Side)

                -----------------------------------------------
                     INSERT CORPORATION NUMBER     037-815
                -----------------------------------------------

     This certificate is executed in accordance with the provisions of Section 242 of Act 284, Public Acts of 1972, as amended, as follows:
--------------------------------------------------------------------------------
1.  The name of the corporation is      DUO-FORM OF MICHIGAN, INC.
                                   ---------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2. The address of its registered office as currently on file with the Corporation and Securities Bureau is:
    (See Part 2 of instructions on reverse side)

     24 North St. Joseph Avenue         Niles       , Michigan      49120
----------------------------------------------------           -----------------
       (No. and Street)            (Town or City)                 (Zip Code)

    The mailing address of its registered office is: (Need not be completed unless different from the above address, see Part 3 of instructions)

                                                    , Michigan
----------------------------------------------------           -----------------
       (P.O. Box)                  (Town or City)                 (Zip Code)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3. (The following is to be completed if the address of the registered office is changed.)
    The address of the registered office is changed to: (See Part 3 of instructions)

     69836 Kraus Road,           Edwardsburg,       , Michigan      49112
----------------------------------------------------           -----------------
       (No. and Street)            (Town or City)                 (Zip Code)

    The mailing address of the registered office is changed to: (Need not be completed unless different from the above address, see Part 3 of instructions)

                                                    , Michigan
----------------------------------------------------           -----------------
       (P.O. Box)                  (Town or City)                 (Zip Code)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4. The name of the resident agent as currently on file with the Corporation and Securities Bureau is
    (See Part 4 of instructions)       James J. Mollison
--------------------------------------------------------------------------------
5.  (The following is to be completed if the resident agent is changed.)
    The name of the successor resident agent is    Albert S. Brodhead
                                                ----------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6. The corporation further states that the address of its registered office and the address of the business office of its resident agent, as changed, are identical.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7. The changes designated above were authorized by resolution duly adopted by its board of directors or trustees.
--------------------------------------------------------------------------------
                     Signed this    4th    day of         May        , 19 83 .
                                 ---------        -------------------    ----

                     By   /s/ ALBERT S. BRODHEAD
                        ------------------------------------------------------
                         (Signature of President, Vice-President, Secretary,
                      Assistant Secretary, Chairperson or Vice-Chairperson)

                           Albert S. Brodhead, President
                        ------------------------------------------------------
                                (Type or Print Name and Title)


-------------------------------------
SEAL APPEARS ONLY ON ORIGINAL

C&S S41 (10/89)                                     902B#4674 0516 ORG&FI $10.00

--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                          Date Received
                               FILED                       ---------------------
                            MAY 21 1990                         MAY 15 1990
                           Administrator                   ---------------------
                  MICHIGAN DEPARTMENT OF COMMERCE
                  Corporation & Securities Bureau          ---------------------

                                                           ---------------------
EXPIRATION DATE: December 31, 1995
                                --
--------------------------------------------------------------------------------

                          CERTIFICATE OF ASSUMED NAME

               For Use by Corporations And Limited Partnerships

          (Please read information and instructions on reverse side)

     Pursuant to the provisions of Act 284, Public Acts of 1972. (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate:

--------------------------------------------------------------------------------
1.  The true name of the corporation or limited partnership is:
           DUO-FORM OF MICHIGAN, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2.  The identification number assigned by the Bureau is:      037-815
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. The location of the corporate registered office or the office at which the limited partnership records are maintained is:

     69836 Kraus Road,           Edwardsburg,        Michigan      49112
--------------------------------------------------------------------------------
       (Street Address)              (City)          (State)     (Zip Code)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4.  The assumed name under which business is to be transacted is:
                       NEW ERA BATH
--------------------------------------------------------------------------------


                     Signed this   30th    day of       April        , 19 90
                                 ---------        -------------------    ----

                     By   /s/ ALBERT S. BRODHEAD
                        ------------------------------------------------------

                           Albert S. Brodhead, President
                        ------------------------------------------------------
                         (Type or Print Name)         (Type or Print Title)

                        ------------------------------------------------------
                        (Limited Partnerships Only-Indicate Name of General Partner if a corporation or other entity)



---------------------------------
SEAL APPEARS ONLY ON ORIGINAL

NOTE: THE FOLLOWING ANNUAL REPORT HAS BEEN INCLUDED WITHIN THE RECORD FOR THIS CORPORATION DUE TO THE FILING OF A CHANGE OF REGISTERED OFFICE AND/OR RESIDENT AGENT ON THE ANNUAL REPORT. THE PRESENCE OF THIS REPORT IN NO WAY IMPLIES THAT THE REPORT ITSELF, OTHER THAN THE INFORMATION RELATED TO THE CHANGE OF REGISTERED OFFICE AND/OR RESIDENT AGENT, HAS BEEN ACCEPTED BY THE CORPORATION AND SECURITIES BUREAU.


---------------------------------
SEAL APPEARS ONLY ON ORIGINAL

C&S 2600 (10-89)               FOR BUREAU USE ONLY
MICHIGAN DEPARTMENT                            904E#3893   0601   P-M8R   $15.00
OF COMMERCE                                    904E#3893   0601   ORG&F1   $5.00



               1990 MICHIGAN ANNUAL REPORT - PROFIT CORPORATIONS
               (Please read instructions before completing form)

     This report shall be filed by all profit corporations no later than May 15, 1990 showing the corporate condition at the close of business on December 31 or upon the date of the close of the latest fiscal year next preceding the time for filing. ONLY those corporations incorporated or admitted after December 31, 1989 and before May 15, 1990 are exempt from filing. The report is required in accordance with the provisions of Section 911, Act 284, Public Acts of 1972. Penalties may be assessed under the Act for failure to file.

-----------------------------------------------------------------------------------------------
  This Report Must                 Report of Condition on              Corporation   037815
  be Filed before   May 16, 1990   December 31, 1989 or                Number
                                                         ----------
-----------------------------------------------------------------------------------------------

1. Corporate Name - COMPLETE 10c. IF THE PREPRINTED ADDRESS IN THIS ITEM HAS CHANGED.
--------------------------------------------------------------------------------

    DUO-FORM OF MICHIGAN, INC.                                               7
    69836 KRAUS ROAD
    EDWARDSBURG, MICHIGAN 49112                                              8

                                                                             9
--------------------------------------------------------------------------------
2.  Resident Agent - do not alter preprinted information in this item or item 3.

    ALBERT S. BRODHEAD
--------------------------------------------------------------------------------
3.  Registered Office Address in Michigan - No., Street, City, Zip

    69836 KRAUS RD.
    EDWARDSBURG, MI 49112
--------------------------------------------------------------------------------
4.  Federal Employer No.

    38-2111623
--------------------------------------------------------------------------------
5.  Term of Existence

    PERPETUAL
--------------------------------------------------------------------------------
6.  Incorporation Date

    05/27/1976
--------------------------------------------------------------------------------
7.  State of Incorporation

    MI
--------------------------------------------------------------------------------
8.  Date of Admittance
    (Foreign Corp.)

--------------------------------------------------------------------------------
9.  Act Under Which Incorporated (If other
    than 1931, P.A. 327 or 1972, P.A. 284)

--------------------------------------------------------------------------------

10. COMPLETE THIS SECTION ONLY IF THE RESIDENT AGENT IN ITEM 2 OR THE REGISTERED OFFICE IN ITEM 3 HAS CHANGED.
--------------------------------------------------------------------------------
a.  The name of the successor resident agent is:  RICHARD E. CLARK
                                                --------------------------------
                                                FILED BY DEPARTMENT JUN 29 '90

b.  The address of the registered office is changed to:

    69836 KRAUS ROAD             EDWARDSBURG       , Michigan       49112
---------------------------------------------------           ------------------
(Street Address)                    (City)                        (Zip Code)

c.  The mailing address of the registered office if different than above is:


    P.O. DRAWER C                EDWARDSBURG       , Michigan       49112
---------------------------------------------------           ------------------
(Address)                          (City)                        (Zip Code)

 ADD $5.00 TO THE $15.00 ANNUAL REPORT FILING FEE IF THIS SECTION IS COMPLETED
--------------------------------------------------------------------------------

11.  Corporate Stock Report - Total Authorized Shares (not merely outstanding)
--------------------------------------------------------------------------------

a. Type Of Stock       No. of Shares Authorized      Total Authorized     Amount       Amount
                                                         Capital        Subtracted    Paid-in
     COMMON                    500                      $50000             $0          $10000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

12. The corporation states that the address of its registered office and the address of the business office of its resident agent are identical. Any changes were authorized by resolution duly adopted by its board of directors, except when filed by the resident agent to change the address of the registered office.

                          Signed this     15     day of     May   , 19  90  .
                                     -----------       ----------     ------

                          By  /s/ RICH CLARK
                            --------------------------------------------------
       COMPLETE             (SIGNATURE OF AUTHORIZED OFFICER OR AGENT)
       ALL ITEMS
      MAY 16 1990             RICH CLARK, PRESIDENT
                          ----------------------------------------------------
                                 (Type or Print Name and Title)

                          * If item 10 is completed, this report must be signed
                            by the president, vice-president, chairperson, vice-chairperson, secretary or assistant secretary of the corporation. If only the registered office address is changed, it may be signed by the resident agent.


SEAL APPEARS ONLY ON ORIGINAL